                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2001

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                                  33-0721183
                --------                                  ----------
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification Number)

17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                 92614
-------------------------------------------                 -----
 (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

         First Alliance Corporation has filed its May monthly operating reports with the United States Bankruptcy Court for the Central District of California. A copy of these reports for each bankrupt entity is attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements - not applicable.

         (b)       Pro forma financial information - not applicable.

(c)      Exhibits

         (99.1) Monthly Operating Report for the month of May - First Alliance Corporation, a Delaware Corporation, SA 00-12371 LR

         (99.2) Monthly Operating Report for the month of May - First Alliance Mortgage Company, a California Corporation, SA 00-12370 LR

         (99.3) Monthly Operating Report for the month of May - First Alliance Mortgage Company, Minnesota, a Minnesota Corporation, SA 00-12372 LR

         (99.4) Monthly Operating Report for the month of May - First Alliance Portfolio Services, a Nevada Corporation, SA 00-12373 LR

         (99.5)    Monthly Interim Report for the month of May - First
                   Alliance Corporation, a Delaware Corporation, SA 00-12371 LR

         (99.6) Monthly Interim Report for the month of May - First Alliance Mortgage Company, a California Corporation, SA 00-12370 LR

         (99.7) Monthly Interim Report for the month of May - First Alliance Mortgage Company, Minnesota, a Minnesota Corporation, SA 00-12372 LR

         (99.8) Monthly Interim Report for the month of May - First Alliance Portfolio Services, a Nevada Corporation, SA 00-12373 LR

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:           June 19, 2001
        ----------------------------
                                                 FIRST ALLIANCE CORPORATION


                                                 By:    /S/ FRANCISCO NEBOT
                                                    ----------------------------
                                                          Francisco Nebot
                                                           President and
                                                       Chief Financial Officer